Exhibit 10.55

AMENDED AND RESTATED SUPPLY AGREEMENT

This Amended and Restated Supply Agreement (“Agreement”) is made and entered into as of the 15th day of March, 2005 by and between Unified Western Grocers, Inc., a California corporation (“Supplier”), and Smart & Final Oregon, Inc., an Oregon corporation and Smart & Final Stores Corporation, a California corporation (together “Company”).

RECITALS

A. In May 1998, Smart & Final Inc. (“SFI”) and United Grocers, Inc. (“United Grocers”) entered into an asset purchase agreement pursuant to which, among other things, SFI acquired certain stores and assets from United Grocers. In connection therewith, SFI and United Grocers also entered into a supply agreement (the “1998 Supply Agreement”) dated as of May 15, 1998, pursuant to which United Grocers supplied various food products, dry goods and support services to SFI. Supplier, as the successor to United Grocers, assumed and performed all of the obligations and duties, and obtained all of the benefits, of United Grocers under the 1998 Supply Agreement.

B. The 1998 Supply Agreement expired by its terms on May 15, 2003, and Smart & Final Oregon and Supplier entered into a successor supply agreement (the “2003 Supply Agreement”) pursuant to which Supplier continues to supply various food products, dry goods and support services to Company at certain of Company’s store properties (the “Properties”) located in Northern California, Idaho, Oregon and Washington, which are listed on Exhibit “A” attached hereto.

C. Supplier and Company now desire to enter into an amendment and restatement of the 2003 Supply Agreement, to modify and clarify certain elements and to extend the term. The 2003 Supply Agreement as amended and restated is herein titled the “2005 Supply Agreement” (hereinafter “Agreement”) and the Agreement shall replace in their entirety the earlier supply agreements. The parties hereto desire to extend the definition of “Market Area” to include any areas of the United States where Supplier currently operates, or to which Supplier extends its operations in the future through acquisition, merger, or other means. The parties also desire to maintain the definition of “Properties” to include those stores listed on Exhibit “A” and to additionally include any future stores operated by Company or its affiliates, which stores will be added to Exhibit “A” if Company designates the store to be primarily supplied by Supplier. Company reserves the right to remove stores from Exhibit “A” should it determine that a store will be closed or modified to a business format incompatible (in the sole judgment of Company) with continued supply by Supplier.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants set forth below, the parties agree as follows:

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AGREEMENT

1. Products. Company will continue to use Supplier as its primary supplier of products (“Products”) for the Properties located in the Market Area; provided, however, that nothing herein shall prohibit Company from utilizing other suppliers for Properties so long as the Minimum Purchase Requirements (as defined below) are satisfied by Company. Any new stores opened by Company in the Market Area and for which the Company places orders for Products with Supplier shall automatically be added to Exhibit “A” and become subject to this Agreement. Regardless of the number of Properties operated by Company in the Market Area, the Company shall purchase from Supplier at least $* per each twelve (12) month period during the term of this Agreement, of which the greater of $*, or * percent (*%), will be total meat purchases, and the greater of $*, or * percent (*%), will be total produce purchases (the “Minimum Purchase Requirements”). Whether the Company is satisfying the Minimum Purchase Requirements shall be measured quarterly on a rolling 52 week basis. Products purchased by Company shall be classified and attributed to categories as mutually agreed by the Parties. Company shall place orders for Products (other than special orders) with Supplier by on-line transmission, according to existing schedules and protocols. Supplier shall make available for purchase by Company all products available for sale to its members and other customers.

2. Service Levels.

a. Supplier agrees that, during the term of this Agreement, the targeted Service Level for items designated by Company as advertised items (“Ad Items”) and ordered by Company during a specified period will be * percent (*%); for all other merchandise supplied by Supplier, the targeted Service Level will be * percent (*%) (herein the “Service Levels”). The weighted average of these amounts shall be the “Required Service Level”.

b. Supplier will provide Company, throughout the term of this Agreement, a weekly Service Level Reconciliation Report showing, with respect to all orders processed during that week, (a) the aggregate dollar amount, calculated by reference to “Supplier’s Defined Cost” for such Products determined in accordance with Exhibit “B” attached hereto, of the various orders of Product submitted by Company to Supplier during that week (the “Gross Order Amount”), (b) the total dollar amount (based upon “Supplier’s Defined Cost” as of the date of the corresponding orders) of all Products, during the agreed-upon pick-up or delivery windows, available for pick-up or delivery pursuant to orders submitted during that week (the “Actual Delivered Amount”), and (c) the total dollar amount reflected in the Gross Order Amount attributable to Products that have been discontinued, that were unauthorized, or that were unavailable or out-of-stock (including “vendor’s scratches”, vendor out-of-stock and vendor out-of-pack) (the “Order Reduction Amount”). As used herein, the “Service Level” for a given period shall be calculated as the ratio of (i) the Actual Delivered Amount to (ii) the Gross Ordered Amount less the Order Reduction Amount; the resulting difference between (i) and (ii) is herein referred to as the “Net Ordered Amount”.

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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c. In the event the Service Level calculated for any consecutive thirteen (13) week period within four (4) consecutive calendar quarters during the term hereof falls below the Required Service Level but remains above * percent (*%) (a “Minor Service Level Breach”), then without prejudice to any other rights or remedies available to Company, Supplier shall pay to Company a penalty equal to * percent (*%) of Supplier’s Defined Cost of the Products constituting the Minor Service Level Breach shortfall as provided in Section 19 below.

d. In the event that the Service Level, calculated for any thirteen (13) week period within four (4) consecutive calendar quarters during the term hereof; falls below * percent (*%) (a “Major Service Level Breach”), then without prejudice to any other rights or remedies available to Company, Company at its option, may inform Supplier of Company’s intent to seek an alternative source of supply for Products and may, without prejudice to any other rights or remedies available to Company, and upon no less than thirty (30) days prior written notice to Supplier, terminate this Agreement; provided however, in the event that Company fails to give notice of its intent to terminate this Agreement within ninety (90) days after Company has notified Supplier that it believes a Major Service Level Breach has occurred, then Company’s right to terminate for such Major Service Level Breach will be deemed waived. Supplier shall provide Company with a copy of its Service Level Reconciliation Report each week promptly following the date that it has data available to prepare such report in the ordinary course of business, and also will provide Company with copies of its monthly, quarterly and annual compilations of the Service Level Reconciliation Reports promptly following the dates that it has the data available to prepare such reports in the ordinary course of business.

e. Notwithstanding the foregoing provisions, Supplier will not be in breach hereof, and no Major or Minor Service Level Breach will be deemed to have occurred, if Supplier’s failure to maintain the requisite Service Level as provided herein is a result of (A) a material default by Company under this Agreement, (B) picketing or other labor disputes other than an Extended Labor Dispute as provided in Section 2(f) below, (C) an event of force majeure as described in Section 16 below, or (D) failure by Company to provide to Supplier on a timely basis, as appropriate, the Ad/Display Requirements and/or the New Product Projections as contemplated by this Agreement. In the event Company purchases Products from sources other than Supplier because of Supplier’s inability to provide Products because of a labor dispute at supplier’s facilities, then such purchases shall be considered purchases by Company for purposes of satisfying Company’s Minimum Purchase Requirements as set forth in section 1 of this Agreement.

f. Notwithstanding Section 2(e) above, in the event there exists picketing or other forms of labor dispute at Supplier’s facility or facilities that causes Supplier to be unable to achieve a * percent (*%) Service Level during any measurement period, and such condition shall continue for a period in excess of thirty (30) days, then Company may provide written notice to Supplier of Company’s intent to terminate this Agreement. Company shall have the right to

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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terminate this Agreement thirty (30) days after delivery of the notice, provided that the right to terminate pursuant to this Section shall not be effective if (i) the Extended Labor Dispute ceases within such notice period or (ii) Supplier is able to restore and maintain during the notice period a * percent (*%) Service Level within the notice period.

g. Each Party agrees to notify the other party promptly if it disputes the action of the other Party with respect to an actual or alleged Major or Minor Service Level Breach. The parties agree to use their best efforts to resolve any disputes through good faith negotiation within fifteen (15) days of such notice. If any such dispute is not so resolved within said fifteen (15) day period, the parties shall submit the dispute to binding arbitration as provided in Section 28. Notwithstanding the foregoing, Supplier agrees that, during the period following notice of a termination because of a Major Service Level Breach until the termination date, it will continue to service Company’s special order requirements at current levels of service. Supplier also shall continue to order, and Supplier shall continue to warehouse, all Products including, but not limited to, retail dry grocery, produce, fresh and smoked meats, deli and frozen meats and foods, on such basis as Supplier, in its discretion, determines is reasonably necessary to satisfy its obligations hereunder.

3. Pricing/Service Fee/Transportation.

a. Supplier’s invoice prices to Company shall reflect “Supplier’s Defined Cost” for Products as of the date of invoice as determined in accordance with Exhibit “B” attached hereto.

b. Company shall pay Supplier a service fee (“Service Fee”) equal to an applicable percentage for all orders invoiced during each week. The applicable percentage shall be based upon purchase levels during the applicable period, as set forth in the Service Fee Schedule attached hereto as Exhibit “C” commencing March 21, 2005. The applicable Service Fee percentage shall be recalculated on a calendar quarter basis, and shall apply to the next quarter based upon the actual purchases in the immediately preceding four (4) quarters. Within ten (10) days after the end of each quarter, or sooner if the data is available to determine the appropriate Service Fee, Supplier shall notify Company of the applicable Service Fee to be in effect for the then current quarter. Company shall pay the applicable Service Fee to Supplier in accordance with the payment terms described in Section 9. The Service Fee shall not be applicable to or include any charges for transportation activities.

c. Supplier shall invoice Company separately for all transportation services provided by Supplier to Company during the term of this Agreement. Supplier shall charge Company for transportation services provided to Company at a rate equal to the lowest published rate including fuel surcharges, if any, Supplier makes available to its other customers from its distribution center located in Milwaukie, Oregon. The parties agree that Company shall be responsible for all deliveries to all Properties in the State of Washington. Notwithstanding the

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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foregoing, Company shall have the option to utilize third party carriers for any and all deliveries, and in such event, at the request of Company, Supplier shall manage the services of such third party carriers in a manner which ensures the efficient and effective utilization of such third party carriers at no additional cost to Company.

d. During the term of this Agreement, Supplier shall pay to Company an annual transportation management allowance of $* paid at the rate of $* per month, provided, however, that such amount shall be reduced in direct proportion to the amount of product that is delivered from Supplier’s Stockton, California facility.

4. Services. Supplier shall continue to provide to Company all of the services listed on Exhibit “D” attached hereto for the amounts set forth therein (the “Optional Services”), and shall continue to provide other services provided as of the expiration date of the Original Supply Agreement without reduction in level of service for no additional cost to Company. Supplier shall have the option to provide the Optional Services with its own employees or by qualified third parties. The parties acknowledge that no payments shall be due with respect to any of the Optional Services not utilized by Company. Supplier agrees to coordinate all of the services provided to Company and to use reasonable efforts to adjust or revise such services to conform to Company’s reporting and accounting cycles, customs, practices, controls and policies. From time to time, Company and Supplier will meet to determine what, if any, changes to information systems are necessary to improve the reporting and operational information provided Company, and the cost of same. The parties will share the mutually agreed cost of such common information systems project designed to improve the parties mutual systems, and will commence work on such project at the earliest mutually convenient time. To the extent that Company requests any new or additional services or any conforming adjustments or revisions beyond either those historic levels of service or the currently existing levels (herein, a “Supplementary Service”), then the parties shall negotiate in good faith and first agree on the amount of consideration to be paid to Supplier to provide such Supplementary Service. If the parties, despite their best efforts and good faith negotiation, are unable to agree upon the amount of consideration to be paid for the Supplementary Service, then the parties will attempt to resolve the matter by a formal nonbinding mediation with an independent neutral mediator selected to by the parties. If following such mediation, the parties remain unable to agree upon the consideration to be paid for the Supplementary Service, then Supplier shall have no obligation to provide the Supplementary Service, and Company shall be free to contract with such third party or parties as Company, in its discretion, may determine to provide same; provided, however, that if Company engages a third party to provide such Supplementary Service, and, by either convenience or necessity, such third party complementarily thereto provides services that comprise part of the services, then and to the extent of Supplier’s resulting avoided costs in providing the services other than the Optional Services (but only if such avoided costs in each instance exceed $*), Company shall receive an appropriate credit against amounts otherwise payable to Supplier hereunder in an amount of

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Supplier’s cost in providing the service. It is agreed that Company will be the sole and exclusive employer of employees at the Properties (“Company Employees”) and that by providing human resource services to Company, Supplier will not become an employer or a joint employer of any Company Employee. Nothing in this Agreement is intended to create a “joint employer” relationship between Company and Supplier with respect to employees of either Company or Supplier. During the term of this Agreement, representatives of Supplier shall meet quarterly with representatives of Company to ensure coordination of the services provided by Supplier to Company pursuant to the terms of this Agreement. In addition, Company shall have the right at Company’s expense and upon reasonable notice to audit Supplier’s books and records for the purpose of verifying costs and payment hereunder and Supplier shall provide Company and its representatives with access to such of Supplier’s systems, data, accounts, procedures, controls and personnel, and shall provide copies of such of Supplier’s reports, agreements, statements and other documents generated by, prepared for, or delivered to Supplier in connection with the Products and services provided by Supplier to Company under this Agreement for the limited and exclusive purpose of verifying amounts payable under Sections 3 and 4.

5. Ordering and Delivery. For those Properties which Company has so designated, Supplier will deliver Products in accordance with the Delivery Schedule attached hereto as Exhibit “E”. For those Properties which Company has designated as delivered by third party carriers, Supplier will furnish Products available for loading at its warehouse in accordance with the Loading Schedule attached hereto as Exhibit “E”. In addition, Company and Supplier will from time to time confer and agree to modify the delivery and loading time windows which shall also be used in calculating the Service Levels. Such time windows and frequencies shall be established to accommodate, to the maximum extent possible, both the ongoing need of Supplier to maximize operating/distribution efficiencies and Company’s ongoing desire to maintain optimal operations, with due consideration to the special requirements with respect to delivery of fresh produce and delivery to small sales volume stores. To the extent consistent with these parameters, the parties will endeavor to establish schedules as will enable Supplier, to the maximum extent practicable, to provide Products on the basis of full truck, combination loads. So long as Supplier receives reasonably sufficient lead time from the time that Company submits its order, Company reserves the right to cancel all or a portion of Products that are not delivered on the date or to the delivery location specified in the order. Any detention, storage, or delayed transportation charges levied against Company by reason of the actions or omissions of Supplier, its agents, employees, subcontractors or carriers (other than such actions or omissions taken at the direction or with the approval or acquiescence of Company, or actions or omissions caused in whole or in part by an event of force majeure) shall at Company’s option be billed back to Supplier. Additional deliveries requested or created through actions or omission of Company, its agents, employees or subcontractors shall create additional charges equal to the rates used in the calculation of freight for Company merchandise. Supplier agrees to remain liable for all damaged or non-conforming Products in accordance with normal return and credit policies practiced by Supplier. If designated by Company for delivery, delivery by Supplier at new stores opened over the term of this Agreement will be at schedules that are consistent with those historically provided for existing stores.

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6. Title and Risk of Loss. Title to the Products shall remain with Supplier until Supplier’s tender of delivery thereof at Company’s designated delivery location of the Products. Risk of loss shall pass to Company upon tender of delivery at Company’s designated delivery location. Notwithstanding the foregoing, if Company (or Supplier acting as Company’s agent) engages a third party carrier to transport Products, title and risk of loss shall pass to Company upon delivery of the Products to Company’s carrier.

7. Term. The term of this Agreement shall become effective upon signature by both parties and shall continue in effect until November 30, 2008. The terms and conditions of this Agreement shall become effective upon signature by both parties; until then all terms and conditions of the 2003 Supply Agreement shall remain in force and effect. Provided that Company is not then in default under this Agreement, Company shall have one (1) two-year option to extend the term of this Agreement upon the same terms and conditions set forth herein with no change in the fees set forth in Exhibit “C” during the option period. To be effective, the option must be exercised by written notice to Supplier by June 30, 2008.

8. Authority. The relationship created between Supplier and Company is solely that of seller of products and provider of services and buyer of products and recipient of services, respectively.

9. Payment Terms. Supplier shall deliver weekly, on Monday, an aggregate invoice (with supporting detail) to Company for Products supplied during the preceding weekly period ending on Sunday, on Supplier’s standard invoices. Company shall pay for Products invoiced by electronic funds transfer by 12:00 p.m. Pacific time on Friday following the Monday invoice date. In the event of Supplier’s business holiday, invoice and payment dates will be extended by one business day. Company shall have the right to collect all applicable vendor allowances and rebates directly from its vendors without adjustment by Supplier, provided that Supplier, solely at the direction of Company, shall be entitled to offset all vendor allowances owed to Company against vendor invoices, or, at Company’s option exercised with seven (7) days notice to Supplier, may pay such sums to Company and collect the amounts directly from vendors. In the event Supplier prepays items to or for the benefit of Company, Company will indemnify Supplier against nonpayment by such vendors unless Supplier’s actions are the cause of such nonpayment by the vendor. Upon ten (10) days prior notice to Supplier, Company may set off against any amounts owing under any invoices the amount of any unpaid liquidated damages then due under Section 18 below; during said ten (10) day period, Company shall confer with Supplier to discuss the proposed set-off the basis for same, and Company and Supplier shall endeavor during that ten (10) day period to resolve any differences with respect thereto. Notwithstanding the provisions above, Company may elect to additionally utilize Supplier’s standard “inventory deferral program” for new stores, whereby Company may elect a *-week deferral of payment for initial “fill order” purchases for new stores, provided that Company will make ratable payments of * of the deferral amount over the period following the initial order (with no interest or service charge assessment). The billing will commence with the first invoice following the opening of the new store.

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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10. Insurance. Supplier shall maintain or cause to be maintained a policy of comprehensive general liability insurance (including a broad form of vendor’s endorsement) naming Company as an additional insured and additional loss payee for personal injury and property damage coverage, with limits of liability of not less than a combined single limit of Ten Million Dollars ($10,000,000). In addition, Supplier shall (if transporting shipments from Company’s warehouses or distribution centers), maintain automobile liability insurance, including non-owned and hired, with limits of not less than that required, above, for commercial general public liability coverage and shall maintain a policy of statutory workers’ compensation insurance on its agents, employees and contractors who enter upon Company’s premises in accordance with the laws of the states in which such premises are located. All insurance required shall be underwritten by a duly licensed, financially responsible insurance carrier with a current rating established by A.M. Best and shall be evidenced by Certificates of Insurance naming Company as an additional insured and additional loss payee, which Supplier shall promptly provide to Company confirming that the insurance required has been obtained and is in full force and effect, and requiring that Company be given at least thirty (30) days notice prior to any cancellation. Anything herein to the contrary notwithstanding, Supplier may provide the insurance coverages required pursuant to this Section from any insurance company affiliated with the Supplier with the written consent of Company, with such consent not to be otherwise unreasonably withheld by Company.

11. Indemnity. Each party (the “indemnitor”) agrees fully and forever to indemnify, defend and hold harmless the other party (the “indemnitee”) from and against any and all claims, demands, damages, losses, liabilities, actions, causes of actions, suits, judgments, costs and expenses (including litigation costs and reasonable attorneys’ fees) arising out of, relating to, or connected with, (i) any act or omission of the indemnitor taken (or omitted) in connection with indemnitor’s performance under this Agreement, (ii) any breach of any covenant or obligation on the part of indemnitor to be paid, performed or observed hereunder, or (iii) any breach of any warranty or representation made or given by indemnitor hereunder. Nothing in the preceding sentences gives Company any right or claim against Supplier arising out of relating to, or connected with Supplier’s performance or failure to perform any human resource administrative service or any human resource Supplementary Service at the direction of the Company under Section 4 above. In addition, Company shall similarly indemnify, defend and hold Supplier harmless from and against any demand, claim, suit, action, loss, damage, liability, judgment, costs and expenses (including litigation costs and reasonable attorneys’ fees) arising out of, relating to, or connected with Supplier’s performance or failure to perform any Basic Service or Supplementary Service. Nothing herein is in any way intended to abrogate or otherwise affect any right of Company to seek indemnity from Supplier for any product liability with respect to Products sold by Supplier to Company, whether such right arises at common law, by statute or otherwise.

12. Compliance. Supplier warrants only that the Products, when tendered for delivery, will conform to such quantity and other specifications as may be set forth on the corresponding order submitted by Company, and that such Products are merchantable, as such term is used and understood under the Oregon Uniform Commercial Code (ORS 72.3140) or by similar statutes in effect in those other states where Company has designated that such Products will be sold. In addition, Supplier shall assign to Company, to the extent assignable, all warranty rights Supplier may have from any vendor and/or manufacturer with respect to any Products sold

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to Company hereunder. In all other respects, as to the Products sold or to be sold hereunder, SUPPLIER MAKES NO OTHER WARRANTY OR REPRESENTATION OF ANY KIND, WHETHER EXPRESSED OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE.

13. Office Space. Supplier shall provide Company during the term of this Agreement with the office space in Supplier’s Portland facility currently occupied by Company, and appurtenant parking spaces and service ways and areas. In the event that Company requires additional space in the future, it will be provided by Supplier if such space is reasonably available, provided that the cost of any tenant improvements shall be borne by Company. In connection with the occupancy of office space, Company shall bear responsibility for all telephone costs, and Supplier shall bear responsibility for all electricity or other non-telephone utility charges attributable to such office space. In occupying such office space, Company shall comply with all applicable laws (including, without limitation, employment laws and laws governing the procurement of worker’s compensation insurance with respect to those of Company’s employees who will be working in and/or occupying such office space), and shall maintain such types and levels insurance as is consistent with sound business practice.

14. Distribution Center. During the term of this Agreement, Supplier shall continue to provide warehouse slots for shipping and delivery of Products purchased pursuant to the terms of this Agreement at Supplier’s distribution center located at 6433 S.E. Lake Road, in Milwaukie, Oregon. Supplier will provide the following minimum slots based upon the terms of this Agreement:

Types	Minimum Slots
Grocery/Repack	*
Frozen Meat	*
Frozen Food	*
Deli Meat/Cheese/Dairy	*
Produce	*
Fresh Meat	*
Total:	*

Company and Supplier will from time to time meet to achieve mutually satisfactory timing for future slot needs, and to adopt a reasonable policy for removing discontinued items from then existing occupied warehouse slots. Supplier agrees to provide additional warehouse slots for shipping and delivery of Products purchased pursuant to the terms of this Agreement in numbers and at charges to be agreed upon by Supplier and Company.

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

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Notwithstanding the foregoing, Supplier, in its sole discretion, may elect to provide the warehouse services contemplated by this Agreement at Supplier’s facilities other than the Milwaukie facility. In the event Supplier relocates any or all of its distribution activities, there shall be no diminution in the level or extent of services contemplated by this Agreement. In addition, in the event of a relocation of the Milwaukie facility, Supplier shall charge Company transportation fees of not more than if Supplier continued to maintain a facility in Milwaukie, and will hold Company harmless from any increase in third party transportation fees occasioned by such relocation.

15. Reporting. During the term of this Agreement, Company shall continue to have access to all of Supplier’s information and systems as currently in effect, and Supplier shall timely provide Company with the reports listed in Exhibit “F” attached hereto. In addition, Supplier’s accounting group will meet monthly with designated Company representatives to review monthly financial statements and to provide to and review with Company copies of all financial reports now or hereafter made available to third parties, including shareholders and lenders. Company shall receive all such reports subject to the confidentiality provisions of Section 31 below.

16. Force Majeure. Neither party shall be deemed to be in default hereunder (except in respect of payment obligations) by reason of its delay in performance of, or failure to perform, any of its obligations hereunder if such delay or failure is caused by strikes or other labor disturbances, riots or other civil disturbances, fire, accident, flood, interference by civil or military authorities, material shortages of labor, raw material, power, fuel, water, means of containers or transportation facilities or common lack of other necessities, plant or traffic disturbances, material delays in transportation or failure of suppliers, compliance with any law, rule, regulation or governmental order that (x) becomes effective after the date hereof and (y) is binding on the party whose performance is affected thereby, and compliance therewith by such party is not voluntary or optional, the establishment by producers or manufacturers of Products of allocations or restrictions on quantities of Products available to a party (in which case performance will be excused only to the extent of amounts in excess of the other party’s fair allocable share); and/or any other circumstances beyond its reasonable control. If deliveries are delayed for more than three (3) days due to any of these circumstances, then either party shall be free to cancel the undelivered portion of any order in question without incurring any liability towards the other party.

17. Default; Termination.

a. Supplier shall be in default under this Agreement if any of the following events (“Events of Default”) shall occur:

i. If Supplier breaches any material provision or condition of this Agreement;

ii. The filing of a petition by or against Supplier (1) in any bankruptcy or other insolvency proceeding; (2) seeking any relief under any state or federal debtor relief law; (3) for the appointment of a liquidator or receiver for all or substantially all of Supplier’s property, or (4) for the reorganization or

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modification of Supplier’s capital structure; however, if such a petition is filed against Supplier, then such filing shall not be an Event of Default unless Supplier fails to have the proceedings initiated by such petition dismissed within ninety (90) days after the filing thereof;

iii. If Supplier defaults under any loan agreement with its lenders, and such default remains uncured for sixty (60) days; or

iv. If vendors representing ten percent (10%) or more of Company’s purchasing volume refuse to supply Supplier for any reason.

If an Event of Default occurs under (a)(ii), (iii) or (iv) above, it is the responsibility of Supplier to notify Company in writing of such occurrence within two business days.

If an Event of Default occurs and is not cured by Supplier within thirty (30) days after receipt of written notice from Company to cure such breach, then, in addition to any other right or remedy Company may have under this Agreement, Company shall have the right to terminate this Agreement.

b. Company shall be in default (a “Company Event of Default”) if Company breaches any material provision or condition of this Agreement. If a Company Event of Default occurs and is not cured by Company within thirty (30) days after receipt of written notice from Supplier, then in addition to any other right or remedy which Supplier may have under this Agreement, Supplier shall have the right to terminate this Agreement. In the event Company shall be in default of a payment due Supplier, and such payment default is not the result of a good faith dispute between Company and Supplier, and Company has not deposited the disputed amount in an escrow pending resolution of the dispute in the manner set forth in this Agreement, then Supplier shall be under no obligation to supply Products or services for so long as the payment default remains uncured and/or the dispute remains unresolved.

c. Notwithstanding paragraphs (a) and (b) above, in the event of termination of this Agreement prior to the end of the stated term, either party (so long as such party is not then in default under this Agreement as described in this Section 17) may require the other party to continue to honor the terms of this Agreement for up to six (6) additional months to allow Company and Supplier to effect an efficient transition.

d. Upon the expiration or termination of this Agreement, Company shall at its own cost (i) promptly return to Supplier all advertising material and all other information received from Supplier, (ii) promptly cease to engage in advertising or promotional activities concerning the Products, and (iii) promptly cease to represent, in any manner, that Company has been designated by Supplier to sell or promote the Products.

e. Upon the expiration or termination of this Agreement for any reason, Company agrees to purchase all remaining Unique Inventory then within code date and in the hands of Supplier at Supplier’s Defined Cost for such Products. As used herein a Product shall be considered “Unique Inventory” if at least 80% of the total sales of such Product in the immediately preceding quarter shall have been to Company. Supplier s rights under this

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paragraph shall be limited to one normal historical inventory turn of such items, except that Company shall be obligated to purchase all inventory of Company’s private label Products.

18. Special Provisions.

a. Company shall provide notice to Supplier of Company’s ad/display quantity requirements (“Ad/Display Requirements”) no later than twenty-one (21) days prior to shipment thereof as called for in the corresponding purchase order. In addition, Company shall provide notice to Supplier of Company’s projections, twenty-one (21) days prior to shipment thereof; for demand of any new Products (“New Product Projections”). Failure to so provide the Ad/Display Requirements or New Product Projections shall operate to excuse Supplier from liability or any other consequence called for hereunder (and shall not be taken into account in calculating the Service Level or otherwise in determining whether a Service Level Breach or a Major Service Level Breach has occurred) to the extent the actual Ad/Display quantity or New Product requirements with respect to which prior notice was not timely provided to Supplier exceed Company’s normal quantity requirements with respect to the same Products.

b. In the event that Company discontinues to offer for sale (or otherwise substantially reduces its projected demand for) a Unique Inventory item sold by Supplier exclusively to Company and with respect to which Supplier has or maintains inventory, then Company shall promptly so notify Supplier, and Company shall thereupon purchase and accept delivery all such inventory (or, in the case of a reduced projected demand, all excess inventory) from Supplier over a reasonable period of time.

c. Company may designate to Supplier certain new items as “Exclusive Use Items”, which Supplier agrees may not be sold or furnished to parties other than Company. As used herein, Exclusive Use Items shall be limited to (i) items bearing a controlled or private label of the Company or its related entities or (ii) items procured from manufacturers or vendors for the exclusive use or resale by the Company at its retail stores or (iii) those items where the Company represents in excess of *% of the sales of a particular item from any one of Supplier’s facility. The current Exclusive Use Items are certain fountain syrup products supplied by Coca Cola Company and certain Cacique cheese items.

d. Supplier shall have full control and authority over all procurement responsibilities involved in connection with Supplier’s performance hereunder, including the procurement of all inventory of Products for ultimate resale to Company pursuant to this Agreement, and Supplier shall employ, and shall have and enjoy all rights and authority (and obligations) of an employer with respect to all procurement personnel (including all rights with respect to compensation, discipline and termination of such personnel). Supplier shall confer with Company with respect to the selection and compensation of procurement personnel involved in servicing Supplier’s obligations hereunder, and shall, if so requested by Company, furnish to Company relevant information in the possession of Supplier relating to the qualifications and background of any applicant for such a procurement position with Supplier (subject, however, to the privacy rights of such applicant).

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Supply Agreement	March 15, 2005	Page 12

e. Supplier shall be entitled to perform its obligations to Company under this Agreement through the use of distribution centers in addition to Supplier’s Distribution Center Warehouse in Portland, Oregon, provided that the use of such additional distribution centers is at no additional cost (including transportation costs) to Company, and provided further that there is no reduction in Service Levels, delivery schedules, timing of services, quality of services or Products, or other performance criteria under this Agreement.

f. Supplier and Company agree that nothing contained in this Agreement is intended to or shall affect the existing standard operating practices of the parties, and that such standard operating practices shall continue throughout the term of this Agreement, as they may be amended from time to time.

19. Liquidated Damages for Breach of Service Level Obligations. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, IF, DURING ANY CALENDAR QUARTER THROUGHOUT THE TERM OF THIS AGREEMENT, SUPPLIER COMMITS A SERVICE LEVEL BREACH, THEN COMPANY SHALL BE ENTITLED TO RECEIVE FROM SUPPLIER AS LIQUIDATED DAMAGES AN AMOUNT EQUAL TO *% MULTIPLIED BY THE EXCESS, IF ANY, OF (A) THAT AMOUNT THAT WOULD HAVE BEEN THE ACTUAL DELIVERED AMOUNT DURING THAT QUARTER HAD THE MINIMUM SERVICE LEVELS BEEN ACHIEVED, OVER (B) THE ACTUAL DELIVERED AMOUNT FOR THAT CALENDAR QUARTER, WHICH RESULTING AMOUNT SHALL BE CALCULATED BASED ON A BLENDED RATE FOR AD ITEMS AND ALL OTHER MERCHANDISE. THE PARTIES AGREE THAT THE COMPANY’S ACTUAL DAMAGES WOULD BE DIFFICULT OR IMPOSSIBLE TO DETERMINE IF SUPPLIER BREACHES SUCH OBLIGATION, AND THAT SUCH SUM IS THE BEST ESTIMATE OF THE AMOUNT OF DAMAGES COMPANY WOULD SUFFER. THIS SUM SHALL BE THE AMOUNT THAT THE COMPANY IS ENTITLED TO RECEIVE AS LIQUIDATED DAMAGES WITH RESPECT TO A SERVICE LEVEL BREACH (EXCEPT FOR THE RIGHT TO TERMINATE FOR A MAJOR SERVICE LEVEL BREACH), AND SHALL BE COMPANY’S SOLE REMEDY FOR A SERVICE LEVEL BREACH, BUT SHALL NOT LIMIT IN ANY WAY WHATSOEVER ANY RIGHTS OR REMEDIES COMPANY MAY HAVE WITH RESPECT TO A BREACH OF ANY OTHER OBLIGATION OF SUPPLIER UNDER THIS AGREEMENT. THE PARTIES WITNESS THEIR AGREEMENT TO THIS LIQUIDATED DAMAGES’ PROVISION BY SEPARATELY INITIALING THIS SECTION.

Supplier:	Company:

The Liquidated Damages provisions in this Agreement relate only to Service Level Breaches arising under Section 2, and do not apply to any of the obligations described in Section 4 of this Agreement.

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Supply Agreement	March 15, 2005	Page 13

20. Notices. Whenever the service or the giving of any document or consent by or on behalf of any party hereto upon any other party is herein provided for, or becomes necessary or convenient under the provisions of this Agreement or any document related hereto, a valid and efficient service of such document shall be effected by delivering the same in writing to such party in person, by Federal Express or other reputable courier, by facsimile, or by ending the same by registered or certified mail, return receipt requested, and shall be deemed received upon personal delivery if delivered personally, by Federal Express or other reputable courier or by facsimile, or four (4) business days after deposit in the mail in the United States, postage prepaid, addressed to the person to receive such notice or communication at the following address:

If to Supplier:	Unified Western Grocers, Inc.
5200 Sheila Street Commerce, CA 90040
Attention: Robert M. Ling, Jr.
Phone: (323) 264-5200
Fax: (323) 265-3716

If to Company:	Smart & Final Oregon Inc.
600 Citadel Drive Commerce, CA 90040
Attention: Donald G. Alvarado
Phone: (323) 869-7697
Fax: (323) 869-7862

Each of the parties shall be entitled to specify a different address by giving notice as aforesaid.

21. Entire Agreement. This Agreement, and the Exhibits attached hereto, constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations, and discussions, whether oral or written.

22. Amendment and Modification. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

23. Headings. The headings of this Agreement are included for purposes of reference and convenience only, and shall not define, construe or limit the meaning of any provision of this Agreement.

24. Assignment. Neither party shall transfer, assign or delegate (other than ordinary subcontracting incidental and customary to such party’s performance hereunder, and other than the assignment of accounts arising with respect to the sale of Products or the performance of services hereunder as collateral to a bank or other lender as security for a loan) its rights or duties hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. Without Company’s prior consent, Supplier shall be entitled to assign its rights and delegate its duties under this Agreement to any entity which

Supply Agreement	March 15, 2005	Page 14

acquires all or a major portion of the business or operating assets of Supplier, provided that any such assignee expressly assumes Supplier’s duties and obligations under this Agreement and that the net worth of such assignee equals or exceeds the net worth of Supplier as of the closing date of the transaction contemplated by the purchase agreement.

25. Governing Law: Venue. The validity, construction and interpretation of this Agreement shall be governed by the internal laws of the State of California applicable to contracts made and to be performed wholly within that state.

26. Third Parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any person other than the parties hereto any rights or remedies under or by reason of this Agreement.

27. Expenses; Attorneys’ Fees. Each party shall bear the expenses (including, without limitation, attorneys’ fees) incurred by it in connection with the negotiation, execution and delivery of this Agreement and the agreements contemplated by this Agreement. In the event any party takes legal action (including arbitration or mediation) to enforce any of the terms of this Agreement, the party who is determined to be the prevailing party shall be entitled to recover its reasonable expenses, including attorneys’ fees for pretrial investigation, at trial, and on appeal, incurred in such action.

28. Mediation; Arbitration. The parties already have executed an agreement releasing each other from any and all claims arising under the 1998 Supply Agreement. Any dispute claim or controversy, including Service Level disputes, concerning, arising out of, or relating to this Agreement (including, without limitation, any such dispute, claim or controversy concerning, arising out of or relating to the making, performance or interpretation hereof) shall first be mediated by the parties. If the dispute, claim or controversy is not settled by way of mediation, then the parties shall submit the same to binding arbitration in Los Angeles, California, in accordance with the commercial arbitration rules then obtaining of the American Arbitration Association, and judgment or decree on the arbitration award or the decision of the arbitrator(s) may be entered in any court of competent jurisdiction. The arbitrator(s) may award damages, interest, attorneys’ fees and litigation costs, and/or permanent injunctive relief but in no event shall the arbitrator have the authority to award punitive or exemplary damages. The prevailing party, as determined by the arbitrator(s), shall be entitled to recover all of its reasonable litigation fees and costs. Noting the foregoing, a party may apply to a count of competent jurisdiction for relief in the form of a temporary restraining order or preliminary injunction, or other provisional remedy pending final determination of a claim through arbitration in accordance with this Section. If proper notice of any hearing has been given, the arbitrator will have full power to proceed to take evidence or to perform any other acts necessary to arbitrate the matter in the absence of any party who fails to appear. THE PARTIES UNDERSTAND, ACKNOWLEDGE AND AGREE THAT THEY ARE HEREBY WAIVING THEIR RESPECTIVE RIGHT TO A JURY TRIAL BY AGREEING TO SUBMIT ANY AND ALL DISPUTES TO FINAL AND BINDING ARBITRATION.

Supply Agreement	March 15, 2005	Page 15

29. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument.

30. Severable Provisions. If any of the provisions of this Agreement are determined to be illegal or otherwise amble, in whole or in part, the remaining provisions, and any partially unenforceable provisions to be the extent enforceable, shall nevertheless be binding and enforceable.

31. Confidentiality. Each of Company and Supplier (as appropriate, the “promisor”) agrees to and will cause its respective authorized agents, representatives, affiliates, employees, officers, directors, accountants, counsel and other designated representatives (collectively, “Representatives”) to (i) treat and hold as confidential (and not disclose or provide access to any person to) all records, books, contracts, instruments, computer data and other data and information (collectively, “Information”) concerning the other party (the “promise”) in the promisor’s possession or furnished by the promisee or its Representatives pursuant to this Agreement, (ii) in the event that promisor or its Representatives become legally compelled to disclose any such Information, provide the promisee with prompt written notice of such requirement so that the promisee may seek a protective order or other remedy or waive compliance with this Section 31, and (iii) in the event that such protective order or other remedy is not obtained, or the promisee waives compliance with this Section 31, furnish only that portion of such Information which is legally required to be provided and exercise promisors best efforts to obtain assurances that confidential treatment will be accorded such Information; provided, however, that this sentence shall not apply to any Information that, at the time of disclosure, is available publicly and was not disclosed in breach of this Agreement by such party or its Representatives; and provided further, however, that the provisions of clauses (i) and (ii) above shall not preclude a party from disclosing Information to its Representatives or to its lenders or their Representatives (provided that each such Representative shall be advised of the confidential nature of such Information) or from disclosing Information to or filing Information within any governmental authority or agency with jurisdiction over such party. Each party agrees and acknowledges that remedies at law for any breach of its obligations under this Section 31 are inadequate and that in addition thereto the other party shall be entitled to seek equitable relief, including injunction and specific performance, in the event of any such breach, without the necessity of demonstrating the inadequacy of monetary damages. The provisions of this Section 31 shall not apply to the extent any such Information is required to be disclosed by applicable law.

32. Use of Name. The parties acknowledge that during the term of this Agreement, Company shall have the exclusive right and license in its current market area, for no additional consideration, to use the name “United Grocers Cash & Carry” in connection with the Properties and business which are the subject of this Agreement. This right and license shall continue for the full term, including any extensions, without respect to the extent of actual use by Company during such term.

33. Noncompetition. Supplier agrees that during the term of this Agreement, provided Company is not in default of this Agreement, Supplier will not own, operate or supply any foodservice stores or foodservice delivery businesses that could reasonably be considered

Supply Agreement	March 15, 2005	Page 16

similar to Company’s cash and carry stores in the Company’s current market area or in any market where Company is first in the market with cash and carry stores supplied by Supplier, except for those members of Supplier and those current customers identified on the attached Exhibit “G”. In addition, in the Market Area Supplier will not supply “Restaurant Depot” or “Jetro” stores or any affiliate thereof so long as Company has satisfied its Minimum Purchase Requirements under this Agreement.

The parties have executed this Agreement as of the date and year first above written.

“SUPPLIER		“COMPANY”

UNITED WESTERN GROCERS, INC. a California corporation		SMART & FINAL OREGON, INC. an Oregon corporation

By:	/s/ ALFRED A. PLAMANN	By:	/s/ ETIENNE SNOLLAERTS
	Alfred A. Plamann		Etienne Snollaerts

Its:	President & CEO	Its:	President & CEO

SMART & FINAL STORES CORPORATION a California corporation

		By:	/s/ ETIENNE SNOLLAERTS
Etienne Snollaerts

		Its:	President & CEO

Supply Agreement	March 15, 2005	Page 17

EXHIBITS TO AGREEMENT

Exhibit	Subject of Exhibit
A	List of Stores Subject to Agreement

B	Definition of Supplier’s Defined Cost

C	Service Fee Schedule

D	List of Services for Which Charges Will be imposed

E	Delivery Schedule

F	List of Reports to be Provided by Supplier

G	Supplier’s List

Supply Agreement	March 15, 2005	Page 18

EXHIBIT “A”

STORE ADDRESSES

(List as of March 15, 2005)

STORE #531 – SE Portland 731 SE Stephens Street Portland, OR 97214	STORE #541 – Newport 156 NE 7th Newport, OR 97365

STORE #532 – Salem 1355 Salem Industrial Drive NE Salem, OR 97303	STORE #542 – Kelso 2303 Talley Way Kelso, WA 98626

STORE #533 – Eugene 4214 West Fifth Avenue Eugene, OR 97402	STORE #543 – Bend 63229 Nels Anderson Road Bend, OR 97701

STORE #534 – Medford 2033 Cardinal Avenue Medford, OR 97504	STORE #544 – The Dalles 1820 West 2nd Street The Dalles, OR 97058

STORE #535 – Warrenton 595 SE Alternate Hwy 101 Warrenton, OR 97146	STORE #545 – Klamath Falls 2805 Maywood Drive Klamath Falls, OR 97603

STORE #536 – Gresham 2521 NW Division Street Gresham, OR 97030	STORE #546 – Eureka 6700 North Highway 101 Eureka, CA 95503

STORE #537 – Delta Park 910 N Hayden Meadows Drive Portland, OR 97217	STORE #547 – Redding 1152 Hartnell Avenue Redding, CA 96002

STORE #538 – Coos Bay 751 S 2nd Street Coos Bay, OR 97420	STORE #548 – Olympia 1010 Fones Road SE Olympia, WA 98501

STORE #539 – Pendleton 4228 Westgate Pendleton, OR 97801	STORE #549 – North Seattle 13102 Stone Avenue North Seattle, WA 98133

STORE #540 – Aloha 3950 SW 170th & TV Highway Aloha, OR 97007	STORE #550 – Tacoma 6208 Tacoma Mall Boulevard Tacoma, WA 98409

Exhibit A to Supply Agreement	Page 1 of Exhibit A

STORE #551 – South Seattle 1760 4th Avenue South Seattle, WA 98134	STORE #562 – Ballard 1155 NW Ballard Way Seattle, WA 98107

STORE #552 – Bellingham 405 Ohio Street Bellingham, WA 98225	STORE #563 – Bremerton 335 North Wycoff Street Bremerton, WA 98312

STORE #553 – Everett 2917 Cedar Street Everett, WA 98201	STORE #564 – Boise 1700 West Shoreline Drive Boise, ID 83702

STORE #554 – NW Portland 1420 NW 14th Avenue Portland, OR 97209	STORE #565 – Chico 930 Mangrove Avenue Chico, CA 95926

STORE #555 – Kent 21504 84th Avenue South Kent, WA 98032	STORE #566 – Vancouver 10611 NE 53rd Street Vancouver, WA 98662

STORE #556 – Federal Way 1628 South 344th Street Federal Way, WA. 98003	STORE #567 – Oakland 400 Oak Street Oakland, CA 94607

STORE #557 – Lynnwood 6412 204th Street SW Lynnwood, WA 98036	STORE #569 – Modesto 1217 10th Street Modesto, CA 95354

STORE #558 – Clackamas 15700 SE 82nd Drive Clackamas, OR 97015	STORE #570 – San Francisco 880 Harrison Street San Francisco, CA 94107

STORE #559 – Bellevue 2208 136th Place NE Bellevue, WA 98005	STORE #571 – San Jose 1731 West San Carlos Street San Jose, CA 95128

STORE #560 – Sacramento 1101 Richards Boulevard Sacramento, CA 95814	STORE #572 – Yuba City 717 Colusa Avenue Yuba City, CA 95991

STORE #561 – Tukwila 230 Andover Park East Tukwila, WA 98188	STORE #573 – Spokane 7630 N. Division Street Spokane, WA 99208-5614

Exhibit A to Supply Agreement	Page 2 of Exhibit A

STORE #574 – Yakima 1406 E Mead Avenue Union Gap, WA 98903-5996

STORE #575 – Richland 1939 Fowler Street Richland, WA 99352

STORE #576 – Santa Rosa 565 Barham Avenue Santa Rosa, CA 95404

STORE #577 – Tigard 11745 SW Pacific Highway Tigard, OR 97223

STORE #578 – Spokane Valley 211 South McKinnon Spokane Valley, WA 99212

STORE #579 – Tacoma 111 South 112th Street Tacoma, WA 98444

STORE #580 – Torrance 4310 West 190th Street Torrance, CA 90504

STORE #581 – Van Nuys 7635 Sepulveda Boulevard Van Nuys, CA 91405

STORE #582 – Signal Hill 1901 Obispo Avenue Signal Hill, CA 90755

STORE #583 – Rainier 1901 21st Avenue South Seattle, WA 98144

STORE #484 – Kent 25742 104th Avenue Kent, WA 98030

Exhibit A to Supply Agreement	Page 3 of Exhibit A

EXHIBIT “B”

DEFINITION OF “SUPPLIER’S DEFINED COST”

For purposes of the Agreement, “Supplier’s Defined Cost” is defined as the following:

Starting with:	Manufacturer’s List Cost
Plus:	*
Less:	*
Less:	*
Less:	*
Equals:	*
Less:	*
Less:	*
Less:	*
Less:	*
Less:	*
Less:	*
Less:	*
Equals:	Supplier’s Defined Cost (Dead Net Cost)

It is recognized by the parties that not all cost elements will be applicable to all items.

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit B to Supply Agreement	Page 1 of Exhibit B

Exhibit “C”

Service Fee Schedule

Service Fee Base Rate Ranges (Determined by Annualized Sales Ranges)

	< $*	$* - $*		$* - $*		$* - $*		$* - $*		$* - $*		$* - $*		$* - $*		$* - $*		$* - $*		> $*
Core Categories	Service Fee Schedule - Supplemental (below)	*	%	*	%	*	%	*	%	*	%	*	%	*	%	*	%	*	%	*	%
Cigarettes, Tobacco		*	%	*	%	*	%	*	%	*	%	*	%	*	%	*	%	*	%	*	%
Meat, Cheese & Service Deli		*	%	*	%	*	%	*	%	*	%	*	%	*	%	*	%	*	%	*	%
Produce		*	%	*	%	*	%	*	%	*	%	*	%	*	%	*	%	*	%	*	%
“Cross Dock” Products		*	%	*	%	*	%	*	%	*	%	*	%	*	%	*	%	*	%	*	%

Service Fee Schedule – Supplemental

	< $*		$* - $*		$* - $*		$* - $*		$* - $*
Core Categories	Multi-Store / Co-Op Pricing		*	%	*	%	*	%	*	%
Cigarettes, Tobacco			*	%	*	%	*	%	*	%
Meat, Cheese & Service Deli	*	%	*	%	*	%	*	%	*	%
Produce	*		*	%	*	%	*	%	*	%
“Cross Dock” Products	*	%	*	%	*	%	*	%	*	%

NOTES:

1.	“Cross Dock” product rates shall apply to full cases/pallets, and Cross Dock purchases (except for fluid milk) shall be included in Purchases.
2.	The table rates in the “$* - $* million” column shall apply from March 15, 2005 until the next quarterly recalculation thereafter.

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit C to Supply Agreement	Page 1 of Exhibit C

EXHIBIT “D”

OPTIONAL SERVICES

SERVICE	AGREED CHARGE
Order Transmission Units (Minimum of 1 MSI Unit Per Store)	$* per month per unit (new rate, in effect after upgrade of existing units)

Electronic File Loads	$* per week

I.S. Assistance	$* per hour utilized

Loss Prevention Management	$* annually **

Long-Distance Phone	Actual amount as utilized

**	Commencing on the first anniversary of the Supply Agreement, and annually thereafter, Supplier may increase these charges 3% per annum.

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit D to Supply Agreement	Page 1 of Exhibit D

EXHIBIT “E”

UNIFIED WESTERN GROCERS – STORE DELIVERY SCHEDULE

Store #	Store	Sunday	Monday	Tuesday	Wednesday	Thursday	Friday	Saturday

Stores Designated for Delivery by Unified Western Grocers
STORE DELIVERY TIME BASED ON 24 HOUR CLOCK

531	S.E. Portland
	Grocery		2130-2330		2130-2330		1700-1900
	Gen’l Merchandise				2130-2330
	Frozen		0200-0400	2100-2300			0300-0500
	Deli, Meat		2200-0001		2300-0100		2200-0001
	Produce		2200-0001	2200-0001	2300-0100	2300-0100	2200-0001

532	Salem
	Grocery		0200-0400	1700-1900		2100-2300		0100-0300
	Gen’l Merchandise			1700-1900				0100-0300
	Frozen		0200-0400		0001-0200		0001-0200
	Deli, Meat		0200-0400		0001-0200		0001-0200
	Produce		0200-0400		0001-0200		0001-0200	0300-0500

533	Eugene
	Grocery		2200-0001		2200-0001		2200-0001
	Gen’l Merchandise		2200-0001				2200-0001
	Frozen			0400-0600			0300-0500
	Deli, Meat			0400-0800			0500-0700	0500-0700
	Produce		0500-0700	0400-0600	0400-0600		0500-0700	0500-0700

535	Warrenton
	Grocery				0500-0700			0500-0700
	Gen’l Merchandise				0500-0700			0500-0700
	Frozen			0700-0900			0830-1030
	Deli, Meat			0500-0700			0830-1030
	Produce		0900-1100		0500-0700			0500-0700

536	Gresham
	Grocery		2000-2200		1700-1900		2300-0100
	Gen’l Merchandise		2000-2200				2300-0100
	Frozen			0400-0600
	Deli, Meat				2100-2300		0100-0300	0400-0800
	Produce		0400-0600		2100-2300		0100-0300	0400-0600

537	Delta Park
	Grocery			0100-0300		0001-0200	1730-1930
	Gen’l Merchandise			0100-0300		0001-0200	1730-1930
	Frozen			0100-0300			0500-0700
	Deli, Meat		2300-0100				0001-0200
	Produce		2300-0100			0001-0200		0500-0700

538	Coos Bay
	Grocery			1800-2000			1900-2100
	Gen’l Merchandise			1800-2000			1900-2100
	Frozen			0700-0900			0600-0800
	Deli, Meat			0700-0900			0200-0400
	Produce		0400-0600		0500-0700		0200-0400

540	Aloha
	Grocery		1930-2130		1830-2030		1900-2100
	Gen’l Merchandise		1930-2130				1900-2100
	Frozen	2200-0001			0001-0200		0001-0200
	Deli, Meat			0001-0200		0200-0400		0001-0200
	Produce	2200-0001		0200-0400		0200-0400		0001-0200

Exhibit E to Supply Agreement	Page 1 of Exhibit E

EXHIBIT “E”

UNIFIED WESTERN GROCERS – STORE DELIVERY SCHEDULE

Store #	Store	Sunday	Monday	Tuesday	Wednesday	Thursday	Friday	Saturday
541	Newport
	Grocery			0001-0200			1900-2100
	Gen’l Merchandise			0001-0200			1900-2100
	Frozen			0001-0200			0500-0700
	Deli, Meat			0001-0200			0500-0700
	Produce		0800-0800		0700-0900		0500-0700

543	Bend
	Grocery			2000-2200		2300-0100		0500-0700
	Gen’l Merchandise			2000-2200		2300-0100		0500-0700
	Frozen		0400-0600			0400-0600
	Deli, Meat		0500-0700			0400-0600
	Produce		0500-0700		0500-0700	0400-0600		0500-0700

544	The Dalles
	Grocery		0700-0900				0200-0400
	Gen’l Merchandise		0700-0900				0200-0400
	Frozen		0700-0900			0700-0900
	Deli, Meat		0700-0900			0700-0900	0300-0500
	Produce		0700-0900			0700-0900	0300-0500

545	Klamath Falls
	Grocery		0800-1000			0800-1000
	Gen’l Merchandise		0800-1000
	Frozen		0800-1000			0700-0900
	Deli, Meat		0800-1000			0700-0900
	Produce		0800-1000		0600-0800			1000-1200

554	NW Portland
	Grocery		2000-2200		2000-2200		2000-2200
	Gen’l Merchandise		2000-2200		2000-2200		2000-2200
	Frozen			0500-0700			0500-0700
	Deli, Meat			0001-0200	2200-0001			0001-0200
	Produce				2200-0001			0001-0200

558	Clackamas
	Grocery		2000-2200		2000-2200		2300-0100
	Gen’l Merchandise		2000-2200				2300-0100
	Frozen		0300-0500				0200-0400
	Deli, Meat		0100-0300		2100-2300			0400-0600
	Produce		2200-0001		2100-2300			0400-0800

577	Tigard
	Grocery		2300-0100		2300-0100		2300-0100
	Gen’l Merchandise		2300-0100		2300-0100		2300-0100
	Frozen			0300-0500				0300-0500
	Deli, Meat			0300-0500	0300-0500	0300-0500
	Produce		0300-0500		0300-0500		0300-0500

Exhibit E to Supply Agreement	Page 2 of Exhibit E

EXHIBIT “E”

UNIFIED WESTERN GROCERS – STORE DELIVERY SCHEDULE

Store #	Store	Sunday	Monday	Tuesday	Wednesday	Thursday	Friday	Saturday

	Stores Designated for Delivery by Third Party Transportation
	ORDER ENTRY TIME BASED ON 24 HOUR CLOCK

534	Medford
	Grocery	0700		0700		0700
	Gen’l Merchandise					0700
	Frozen	0700		0700		0700
	Deli, Meat	1100		1100		1100
	Produce	1100		1100		1100

539	Pendleton
	Grocery	0700			0700
	Gen’l Merchandise
	Frozen	0700			0700
	Deli, Meat	1100			1100	1100
	Produce	1100			1100	1100

542	Kelso
	Grocery		0700		0700		0700
	Gen’l Merchandise
	Frozen		0700		0700		0700
	Deli, Meat		1100		1100		1100
	Produce		1100		1100		1100

546	Eureka
	Grocery	0700		0700		0700
	Gen’l Merchandise
	Frozen	0700		0700		0700
	Deli, Meat	1100		1100		1100
	Produce	1100		1100		1100	1100

547	Redding
	Grocery		0700		0700		0700
	Gen’l Merchandise
	Frozen		0700		0700		0700
	Deli, Meat		1100		1100		1100
	Produce		1100		1100		1100

548	Olympia
	Grocery		0700		0700		0700
	Gen’l Merchandise		0700		0700		0700
	Frozen	0700		0700		0700
	Deli, Meat	1100		1100		1100
	Produce	1100		1100		1100	1100

549	North Seattle
	Grocery		0700		0700		0700
	Gen’l Merchandise				0700		0700
	Frozen		0700		0700		0700
	Deli, Meat		1100		1100		1100
	Produce		1100		1100		1100

550	Tacoma
	Grocery		0500	0500		0700	0700
	Gen’l Merchandise			0500			0700
	Frozen	0700		0700		0700
	Deli, Meat	1100		1100		1100
	Produce	1100	1100	1100		1100	1100

Exhibit E to Supply Agreement	Page 3 of Exhibit E

EXHIBIT “E”

UNIFIED WESTERN GROCERS – STORE DELIVERY SCHEDULE

Store #	Store	Sunday	Monday	Tuesday	Wednesday	Thursday	Friday	Saturday
551	South Seattle
	Grocery		0700	0500	0700	0500	0700
	Gen’l Merchandise			0500			0700
	Frozen	0700		0700		0700
	Deli, Meat	1100		1100		1100
	Produce	1100	1100	1100	1100	1100	1100

552	Bellingham
	Grocery				0500		0700
	Gen’l Merchandise			0700			0700
	Frozen	0700		0700		0700
	Deli, Meat	1100		1100		1100
	Produce	1100		1100		1100

553	Everett
	Grocery			0700		0500	0700
	Gen’l Merchandise			0700		0500
	Frozen	0700		0700		0700
	Deli, Meat	1100		1100		1100	1100
	Produce	1100		1100		1100	1100

555	Kent
	Grocery		0700		0700		0700
	Gen’l Merchandise		0700
	Frozen		0700		0700		0700
	Deli, Meat		1100		1100		1100
	Produce		1100		1100		1100

556	Federal Way
	Grocery		0700		0500		0700
	Gen’l Merchandise		0700		0500
	Frozen	0700		0700		0700
	Deli, Meat	1100		1100		1100
	Produce	1100		1100		1100	1100

557	Lynnwood
	Grocery	0700		0500		0500
	Gen’l Merchandise			0500		0500
	Frozen	0700		0700		0700
	Deli, Meat	1100		1100		1100
	Produce	1100		1100		1100	1100

559	Bellevue
	Grocery	0700		0500		0500
	Gen’l Merchandise			0500		0500
	Frozen	0700		0700		0700
	Deli, Meat	1100		1100		1100
	Produce	1100	1100	1100		1100	1100

560	Sacramento
	Grocery	0700		0700	0700	0700
	Gen’l Merchandise	0700		0700	0700	0700
	Frozen		0700			0700
	Deli, Meat	0700		0700		0700
	Produce

561	Tukwila
	Grocery		0500		0500		0500
	Gen’l Merchandise				0500		0500
	Frozen		0700		0700
	Deli, Meat		1100		1100		1100
	Produce		1100		1100		1100

Exhibit E to Supply Agreement	Page 4 of Exhibit E

EXHIBIT “E”

UNIFIED WESTERN GROCERS – STORE DELIVERY SCHEDULE

Store #	Store	Sunday	Monday	Tuesday	Wednesday	Thursday	Friday	Saturday
562	Ballard
	Grocery	0700		0700		0700
	Gen’l Merchandise			0700		0700
	Frozen	0700				0700
	Deli, Meat	1100		1100		1100
	Produce	1100		1100		1100

563	Bremerton
	Grocery	0700		0700		0700
	Gen’l Merchandise			0700		0700
	Frozen	0700				0700
	Deli, Meat	1100		1100		1100
	Produce	1100		1100		1100

564	Boise
	Grocery	0700			0700
	Gen’l Merchandise	0700
	Frozen	0700			0700
	Deli, Meat	1100		1100		1100
	Produce	1100		1100		1100

565	Chico
	Grocery	0700		0900		0700
	Gen’l Merchandise	0700				0700
	Frozen	0700				0700
	Deli, Meat	0700		0700		0700
	Produce

566	Vancouver
	Grocery		0500		0500		0500
	Gen’l Merchandise		0500		0500		0500
	Frozen	0700		0700		0700
	Deli, Meat	1100		1100		1100	1100
	Produce	1100		1100		1100	1100

567	Oakland
	Grocery	0700		0700		0700
	Gen’l Merchandise	0700		0700		0700
	Frozen	0700		0700		0700
	Deli, Meat	0700		0700		0700
	Produce

532	Salem
	Grocery	0700		0900		0700
	Gen’l Merchandise	0700				0700
	Frozen	0700				0700
	Deli, Meat	0700		0700		0700
	Produce

570	San Francisco
	Grocery	0700	0700		0700
	Gen’l Merchandise	0700			0700
	Frozen	0700			0700
	Deli	0700			0700
	Deli, Meat

571	San Jose
	Grocery	0700		0700		0700
	Gen’l Merchandise	0700		0700		0700
	Frozen	0700		0700		0700
	Deli, Meat	0700		0700		0700
	Produce

Exhibit E to Supply Agreement	Page 5 of Exhibit E

EXHIBIT “E”

UNIFIED WESTERN GROCERS – STORE DELIVERY SCHEDULE

Store #	Store	Sunday	Monday	Tuesday	Wednesday	Thursday	Friday	Saturday
572	Yuba City
	Grocery	0700			0700		0700
	Gen’l Merchandise	0700			0700		0700
	Frozen	0700			0700		0700
	Deli, Meat	1100			0700		0700
	Produce

573	Spokane
	Grocery	0700		0700		0700
	Gen’l Merchandise	0700		0700		0700
	Frozen	0700		0700
	Deli, Meat	1100		1100		1100
	Produce	1100		1100		1100

574	Yakima
	Grocery	0700		0700		0700
	Gen’l Merchandise	0700		0700		0700
	Frozen	0700		0700
	Deli, Meat	1100		1100		1100
	Produce	1100		1100		1100

575	Richland
	Grocery	0700		0700		0700
	Gen’l Merchandise	0700		0700		0700
	Frozen	0700		0700
	Deli, Meat	1100		1100		1100
	Produce	1100		1100		1100

576	Santa Rosa
	Grocery	0700				0700	0700
	Gen’l Merchandise	0700				0700	0700
	Frozen	0700				0700	0700
	Deli, Meat	0700				0700	0700
	Produce

578	Spokane Valley
	Grocery			0700			0700
	Gen’l Merchandise			0700			0700
	Frozen			0700			0700
	Deli, Meat			1100			1100
	Produce			1100			1100

579	South Tacoma
	Grocery	0700			0700
	Gen’l Merchandise	0700			0700
	Frozen	0700			0700
	Deli, Meat	1100			1100		1100
	Produce	1100			1100		1100

580	Torrance
	Grocery
	Gen’l Merchandise
	Frozen
	Deli, Meat
	Produce

581	Van Nuys
	Grocery
	Gen’l Merchandise
	Frozen
	Deli, Meat
	Produce

Exhibit E to Supply Agreement	Page 6 of Exhibit E

EXHIBIT “E”

UNIFIED WESTERN GROCERS – STORE DELIVERY SCHEDULE

Store #	Store	Sunday	Monday	Tuesday	Wednesday	Thursday	Friday	Saturday
582	Signal Hill
	Grocery
	Gen’l Merchandise
	Frozen
	Deli, Meat
	Produce

583	Rainier
	Grocery
	Gen’l Merchandise
	Frozen
	Deli, Meat
	Produce

484	Kent
	Grocery	0700			0700
	Gen’l Merchandise	0700			0700
	Frozen	0700			0700
	Deli, Meat	1100			1100		1100
	Produce	1100			1100		1100

Exhibit E to Supply Agreement	Page 7 of Exhibit E

EXHIBIT “E”

UNIFIED WESTERN GROCERS – STORE DELIVERY SCHEDULE

Store #	Store	Sunday	Monday	Tuesday	Wednesday	Thursday	Friday	Saturday
580	Torrance
Grocery
Gen’l Merchandise
Specialty
Frozen
Deli, Meat
Produce
Meat

581	Van Nuys
Grocery
Gen’l Merchandise
Specialty
Frozen
Deli, Meat
Produce
Meat

582	Signal Hill
Grocery
Gen’l Merchandise
Specialty
Frozen
Deli, Meat
Produce
Meat

583	Ranier
Grocery
Gen’l Merchandise
Specialty
Frozen
Deli, Meat
Produce
Meat

581	Kent
Grocery
Gen’l Merchandise
Specialty
Frozen
Deli, Meat
Produce
Meat

EXHIBIT “F”

LISTING OF REPORTS PROVIDED BY SUPPLIER

		REPORT FREQUENCY					REPORT FORMAT
		DAILY	WEEKLY	MONTHLY	QUARTERLY	BY REQUEST	PRINTED	ELECTRONIC
1	STOCK STATUS REPORT		X				X
2	FUTURE SHIP REPORT		X					X
3	QUARTERLY YEARLY ITEM PURCHASE REPORT				X			X

4	DAILY ITEM OUT REPORT	X					X
5	WEEKLY SERVICE LEVEL REPORT		X				X
6	NEW/DISCONTINUED ITEM REPORT		X					X

7	DAIRY QUARTERLY/YTD PURCHASE REPORT - WHSE/DSD				X		X
8	WEEKLY DARTS/CREDITS ISSUED REPORTS		X				X	X
9	KEEP TRACK REPORTS					X

10	C&C PURCHASES BY DEPT AGAINST UWG PROJECTIONS		X
11	HOT SHEET TRACKER			X			X	X
12	COMPLIANCE REPORTS					X

13	DELIVERY SCHEDULE AND CUBE REPORT			X				X
14	CASH & CARRY UNIQUE ITEM REPORT					X	X	X
15	ELECTRONIC INVOICES	X						X

16	ELECTRONIC STATEMENT FILE		X					X
17	ELECTRONIC PAYMENT		X					X
18	SFI/UWG ITEM INFO/PRICE/CROSS REFERENCE FILE	X						X

19	DAILY ITEM DEAL AND COST FILE	X						X

Exhibit F to Supply Agreement	Page 1 of Exhibit F

EXHIBIT “G”

*	Bakersfield, CA

*	Los Angeles CA

*	Los Angeles, CA

*	San Diego, CA

*	Los Angeles, CA

*	Los Angeles, CA

*	Los Angeles, CA

*	Santa Monica, CA

*	Long Beach, CA

*	San Pedro, CA

*	Los Angeles, CA

*	Santa Fe Springs, CA

*	Los Angeles, CA

*	Los Angeles, CA

*	Los Angeles, CA

*	Santa Fe Springs, CA

*	Bakersfield, CA

*	San Jose, CA

*	Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit G to Supply Agreement	Page 1 of Exhibit G